                                                                   EXHIBIT 10.32


                            COMFORT SYSTEMS USA, INC.

                       FIRST AMENDMENT TO CREDIT AGREEMENT


         This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of February 8, 2002 and entered into by and among COMFORT SYSTEMS USA, INC., a Delaware corporation (the "Company"), the other Credit Support Parties (as defined in Section 4 hereof), the Subsidiaries of the Company listed on the signature pages hereto as Guarantors (together with each other Person who subsequently becomes a Guarantor, collectively the "Guarantors"), the banks and other financial institutions listed on the signature pages hereto under the caption "Banks" (together with each other Person who becomes a Bank, collectively the "Banks"), BANK ONE, NA, individually as a bank ("BOT") and as administrative agent for the other Banks (in such capacity together with any other Person who becomes the administrative agent, the "Administrative Agent"), BANKERS TRUST COMPANY, individually as a Bank ("BTCo") and as syndication agent for the other Banks (in such capacity together with any other Person who becomes the syndication agent, the "Syndication Agent"), BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A.), individually as a Bank ("BofA") and as documentation agent for the other Banks (in such capacity together with any other Person who becomes the documentation agent, the "Documentation Agent"; and together with the Administrative Agent and the Syndication Agent, the "Agents"), and CREDIT LYONNAIS NEW YORK BRANCH, individually as a Bank and Co-Agent, NATIONAL CITY BANK, individually as a Bank and as Co-Agent, and THE BANK OF NOVA SCOTIA, individually as a Bank and as Co-Agent (collectively, the "Co-Agents"), and is made with reference to that certain Fourth Amended and Restated Credit Agreement dated as of March 22, 2001, by and among the Company, the Guarantors, the Banks, the Agents and the Co-Agents (the "Credit Agreement"), and to other Loan Documents. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement, as amended hereby (the "Amended Credit Agreement").

                                    RECITALS

         WHEREAS, the Company, the Guarantors and the Banks desire to amend the Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         Section 1. Amendment to the Credit Agreement.

                 A. Amendments to Section 1.1 - Definitions.

                          1. The definition of "EBITDA" in Section 1.1 of the
                 Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

                           ""EBITDA" means, for any period, the consolidated
                  pre-tax income for such period, plus the aggregate amount which was deducted for such period in determining such consolidated, pre-tax income in respect of Interest Expense (including amortization of debt discount, imputed interest and capitalized interest), depreciation and amortization, provided, the calculations of EBITDA after the acquisition of assets or entities permitted under Section 8.5(d) shall include pro forma adjustments consistent with the regulations and practices of the United States Securities and Exchange Commission (whether or not applicable) to account for such acquired entity's historical EBITDA for the relevant period or similar adjustments in the case of an asset acquisition; and further provided that impairment to goodwill calculated in accordance with FASB Statement No. 142, Goodwill and Other Intangibles, shall be disregarded for the purposes of calculating EBITDA. The amount of Borrower's reserves booked on or before December 31, 2001 not in excess of $4,800,000 in the aggregate attributable to receivables from Kmart Corporation, and receivables from other Persons attributable to work performed on behalf of Kmart Corporation, may be added back in determining EBITDA, but only to the extent such receivables were deducted in calculating EBITDA; provided, that such addback shall be reduced by the amount of receivables subject to such reserve, if any, collected from Kmart Corporation or any such other Person. EBITDA shall include no calculation in respect of the Subsidiaries listed on Schedule 8.2(d) after the Emcor Sale Effective Date."

                  2. The following definition of "Emcor Sale Effective Date" is added in alphabetical order:

                           ""Emcor Sale Effective Date" means the date on which
                  the Asset Sale permitted under Section 8.2(d) is consummated.

                  3. The definition of "Total Commitment" in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

                           ""Total Commitment" means (a) before the Emcor Sale
                  Effective Date, the sum of the Commitments for each Bank totaling a maximum of $250,000,000.00 for all Banks, and (b) on and after the Emcor Sale Effective Date, the sum of the Commitments for each Bank totaling a maximum of $100,000,000.00 for all Banks."

         B. Amendment to Section 2.7(a) Mandatory Repayments. Section 2.7(a) of the Credit Agreement is hereby deleted in its entirety and the following substituted therefore:

                           (a) Net Asset Sale Proceeds. No later than (i) the
                  first Business Day following the date of receipt by the Company or any of its Subsidiaries of any Net Asset Sale Proceeds in respect of any Asset Sale

                  (other than from a Sale and Leaseback Transaction permitted by Section 8.3(n) or an Asset Sale permitted by Section 8.2(d)) in excess of $5,000,000 for any single transaction or related series of transactions the Company shall repay the Loans, and the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to such Net Asset Sale Proceeds, and
                  (ii) the first Business Day following the 360th day after receipt by the Company or any Subsidiary of any Net Asset Sale Proceeds in respect of any Asset Sale of $5,000,000 or less for any single transaction, or related series of transactions the Company shall repay the Loans, and the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to the amount of such Net Asset Sale Proceeds that were not reinvested in the business of the Company or any of its Subsidiaries on or before such date;

         C. Amendment to Section 8.2 : Consolidation, Merger or Sale of Assets.
Section 8.2 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefore:

                           "Consolidation, Merger or Sale of Assets. Except as
                  disclosed to the Administrative Agent on or before the Effective Date in writing, the Company will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve their affairs, or enter into any transaction of merger or consolidation, or enter into any Asset Sales, except for (a) mergers permitted under Section 8.5(d), so long as the Company is the surviving entity and so long as no Event of Default occurs immediately before or after such merger, (b) mergers by the Company with any of its wholly-owned Subsidiaries and mergers by the Company's wholly-owned Subsidiaries with another of the Company's wholly-owned Subsidiaries with another of the Company's wholly-owned Subsidiaries, so long as the Company is the surviving entity and so long as no Event of Default occurs immediately before or after such merger, and (c) mergers by a wholly-owned Subsidiary of the Company with another Person in connection with an Investment permitted under Section 8.5(d), so long as the relevant Subsidiary is the surviving entity and so long as no Event of Default occurs immediately before or after such merger, (d) Asset Sales upon terms and conditions presented in writing to the Administrative Agent prior to the Amendment Effective Date (as hereinafter defined) with respect to the stock or membership interests of Subsidiaries listed on
                  Exhibit 8.2(d) attached hereto and incorporated herein by reference and the assets owned by such Subsidiaries, provided that (i) the Emcor Sale Effective Date arises on or before June 30, 2002, (ii) the Administrative Agent shall have received copies of all original documents relating to such Asset Sale, together with such financial information and projection regarding such Asset Sale as are reasonably requested by the Administrative Agent, (iii) the Administrative Agent shall have received Net Asset Sale Proceeds of not less than $130,000,000 from such Asset Sale for application to the Obligations, and (iv) the Borrower shall have been released from its obligations to repay at least $20,000,000 in Subordinated Debt by the holders thereof; and (e) Sale and Leaseback Transactions permitted under Section 8.3(n)."

         D. Amendment to Section 8.4(a): Liens and Related Matters. Section 8.4(a) of the Credit Agreement is hereby deleted in its entirety, and the following substituted therefore:

                  SECTION 8.4 Liens and Related Matters.

                        (a) Prohibition on Liens. Neither the Company nor any
             Subsidiary of the Company will create, incur, assume or suffer to exist any Lien upon or with respect to any of its property or assets of any kind whether now owned or hereafter acquired, except:

                           (i) Liens on the Effective Date and listed on
                  Schedule 8.4(a);

                           (ii) Liens existing on the Effective Date securing
                  currently secured Indebtedness permitted Section 8.3(b) or
                  Section 8.3(h) above;

                           (iii) Permitted Liens;

                           (iv) Liens securing Indebtedness permitted under
                  Section 8.3(h) and Section 8.3(j);

                           (v) Liens granted pursuant to the Collateral
                  Documents;

                           (vi) any renewal, extension or replacement of any
                  Lien referred to above with the same lenders; provided that no Lien arising or existing as a result of such extension, renewal or replacement shall be extended to cover any property not theretofore subject to the Lien being extended, renewed or replaced; and provided further that the principal amount of the Indebtedness secured thereby shall not exceed the principal amount of the Indebtedness so secured at the time of such extension, renewal or replacement; and

                           (vii) commencing on or after the Emcor Sale Effective
                  Date, escrow arrangements with the purchaser in the Asset Sale permitted by Section 8.2(d) respecting deposit accounts holding cash purchase price payments not in excess of $15,000,000 in the aggregate;

         E. Amendment of Section 8.5. Investments. Section 8.5 of the Credit Agreement is deleted in its entirety and the following substitution therefore:

                           SECTION 8.5 Investments. Neither the Company nor any
                  Subsidiary will, directly or indirectly, make or own any Investment in any Person, except:

                                    (a) Permitted Investments;

                                    (b) Investments owned on the Effective Date
                  as set forth on Schedule 8.5(b), including Investments in the Subsidiaries, direct and indirect;

                                    (c) Investments arising out of loans and
                  advances for expenses, travel per diem and similar items in the ordinary course of business to officers, directors and employees and intercompany Indebtedness permitted by Section 8.3(f);

                                    (d) Provided that the Company has obtained
                  the prior written consent of the Eighty Percent Banks with respect thereto, Investments in the stock, warrants, stock appreciation rights, other securities and/or other assets of domestic entities engaged in the same general type of business as the Company on the Effective Date, in which the Company or one of its wholly owned Subsidiaries is the surviving entity.

                                    (e) other Investments having cost to the
                  Company and its Subsidiaries not exceeding $2,000,000.00 in the aggregate at any one time outstanding during the term of this Agreement,

                                    (f) Investments in the form of stock
                  buybacks allowed under Section 8.6;

                                    (g) Investments in capital stock of
                  wholly-owned Subsidiaries of the Company in existence on the Effective Date; and

                                    (h) Investments constituting the transfer to
                  a Guarantor of the stock of the Subsidiaries to be sold in the Asset Sale permitted by Section 8.2(d) for the sole purpose of facilitating the conveyance by such Guarantor to the purchaser in such Asset Sale, provided that such Guarantor has executed a Subsidiary Pledge Agreement prior to such Investment.

         F. Amendment of Section 8.15 - Minimum EBITDA. Section 8.15 of the Credit Agreement is deleted in its entirety and the following is substituted therefor:

                           "Before the Emcor Sale Effective Date, the Company
                  will not, as of the last day of any fiscal quarter specified in the table below, permit its EBITDA for the three (3) months then ended to be less than the amounts set forth below:

                                             QUARTER ENDING                          QUARTERLY
                                                 DATE(S)                              EBITDA
                                             --------------                          ---------
                                                03/31/01                          $13,000,000.00
                                                06/30/01                          $18,500,000.00
                                                09/30/01                          $23,000,000.00
                                                12/31/01                          $21,500,000.00
                                                03/31/02                          $13,700,000.00
                                                06/30/02                          $20,000,000.00
                                                09/30/02                          $24,800,000.00
                                          12/31/02 and quarters
                                            ending thereafter                     $23,200,000.00

                           From and after the Emcor Sale Effective Date, the
                  Company will not, as of the last day of any fiscal quarter specified in the table below, permit its EBITDA for the three
                  (3) months then ended to be less than the amounts set forth below; provided, that the calculation for the Company's EBITDA for any fiscal quarter ending on or after the Emcor Sale Effective Date shall include no calculations in respect of the Subsidiaries listed on Exhibit 8.2(d):

                                                                                     QUARTERLY
                                                 DATE(S)                              EBITDA
                                                 -------                             ---------
                                                03/31/02                          $ 3,332,850.00
                                                06/30/02                          $ 7,893,100.00
                                                09/30/02                          $11,151,150.00
                                                12/31/02                          $ 7,738,400.00"

         G. Amendment of Exhibit 8.2(d). Exhibit 8.2(d) to the Credit Agreement is deleted in its entirety and the Exhibit 8.2(d) attached to this Amendment is substituted therefor.

         H. Amendment of Schedule 6.16. Effective upon the occurrence of the Emcor Sale Effective Date, Schedule 6.16 to the Credit Agreement is deleted in its entirety and the Schedule 6.16 attached to this Amendment is substituted therefore.

         Section 2. Conditions to Effectiveness. Section 1 of this Amendment shall become effective only upon the prior or concurrent satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Amendment Effective Date"):

                  A. On or before the Amendment Effective Date, the Company shall deliver to the Banks (or to the Agents for the Banks) the following, each, unless otherwise noted, dated the Amendment Effective
         Date:

                           1. A certificate of the secretary or an assistant
                  secretary of the Company and of the Guarantors certifying: (i) that the resolutions of the Board of Directors of the Company and of the Guarantors approving and authorizing the execution, delivery, and performance of the Amended Credit Agreement and amendments thereto delivered on the Effective Date, are in full force and effect and have not been amended, supplemented or otherwise modified since December 14, 1998, (ii) the signature and incumbency of the officers of each of the Company and of the Guarantors who are authorized to sign on behalf of the Company or such Guarantor, and (iii) the Company is in compliance with Sections 8.10 through 8.15, inclusive, of the Credit Agreement as of the Amendment Effective Date, after giving effect to the EBITDA addbacks referenced in
                  Section 1.A.1. of this Amendment in respect of receivables attributable to Kmart Corporation and receivables from other Persons attributable to work performed on behalf of Kmart Corporation.

                           2. Counterparts of this Amendment executed by the
                  Banks and each of the other parties hereto.

                           3. The fee referenced in Section 5B.

                  B. On or before the Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by the Agents, acting on behalf of the Banks, and their counsel shall be reasonably satisfactory in form and substance to the Agents and such counsel, and the Agents and such counsel shall have received all such counterpart originals or certified copies of such documents as the Agents may reasonably request.

         Section 3. Representations and Warranties. In order to induce the Banks to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Company and each Guarantor party hereto represents and warrants to each Bank that the following statements are true, correct and complete as to itself:

                  A. Corporate Power and Authority. The Company and each Guarantor party hereto has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated hereby and the Company and each Guarantor party hereto has all requisite corporate power and authority to carry out the transactions contemplated by, and perform its obligations under, the Amended Credit Agreement.

                  B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Credit Agreement have been duly authorized by all necessary corporate action on the part of the Company and each Guarantor party hereto, as the case may be.

                  C. No Conflict. The execution and delivery by the Company and each Guarantor party hereto of this Amendment and the performance by the Company and each Guarantor of this Amendment and the performance by the Company and each Guarantor party hereto of the Amended Credit Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of the Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on the Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material agreement to which the Company or any of its Subsidiaries is a party or by which it is bound or to which it is subject, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of the Agents on behalf of the Banks), or (iv) require any approval of stockholders or any approval or consent of any Person under any material agreement to which the Company or any of its Subsidiaries is a party or by which it is bound or to which it is subject.

                  D. Governmental Consents. The execution and delivery by the Company and each Guarantor party hereto of this Amendment and the performance by the Company and each Guarantor of this Amendment and the performance by the Company and each Guarantor of the Amended Credit Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body, except those that have already been obtained.

                  E. Binding Obligation. This Amendment has been duly executed and delivered by the Company and each Guarantor party hereto and this Amendment and the Amended Credit Agreement are the legally valid and binding obligations of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors= rights generally or by equitable principles relating to enforceability.

                  F. Incorporation of Representations and Warranties From Amended Credit Agreement. The representations and warranties contained in Article VI of the Amended Credit Agreement are and will be true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would, after giving effect to this Amendment, constitute an Event of Default or a Default.

         Section 4. Acknowledgment and Consent. The Company is a party to certain Collateral Documents pursuant to which the Company has created Liens in favor of the Agents on certain Collateral to secure the Obligations. Each of the Guarantors party hereto is a party to certain Collateral Documents and the Guaranty, pursuant to which each such Guarantor has (i) guarantied the Obligations and (ii) created Liens in favor of the Administrative Agent on certain Collateral to secure the Guaranteed Obligations of such Guarantor under the Guaranty. The Guarantors party hereto are collectively referred to herein as the "Credit Support Parties," and the Collateral Documents and the Guaranty are collectively referred to herein as the "Credit Support Documents."

         Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement, the Collateral Documents and the Guaranty and this Amendment and consents to the further amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of the Company now or hereafter existing under or in respect of the Amended Credit Agreement and the other Loan Documents.

         Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Credit Agreement and the other Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Amended Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Amended Credit Agreement.

         Section 5. Miscellaneous.

                  A. Reference to and Effect on the Amended Credit Agreement and the Other Loan Documents.

                           1. On and after the Amendment Effective Date, each
                  reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement.

                           2. Except as specifically amended by this Amendment,
                  the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                           3. The execution, delivery and performance of this
                  Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Bank under, the Credit Agreement or any of the other Loan Documents.

                  B. Fees and Expenses. Company acknowledges that all reasonable costs, fees and expenses as described in Section 12.4 of the Credit Agreement incurred by the Agents and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Company, and the Company agrees to pay to the Administrative Agent for the ratable benefit of the Banks on the Amendment Effective Date an amendment fee equal to $150,000.

                  C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1, which shall become effective upon the satisfaction of each of the conditions set forth in Section 2) shall become effective upon the execution of a counterpart hereof by the Company, the Credit Support Parties, the Guarantors and the Banks and receipt by the Company and the Agents of written or telephonic notification of such execution and authorization of delivery of such counterpart.

         Section 6. Releases of Collateral. The Administrative Agent shall deliver, and the Banks hereby authorize the Administrative Agent to deliver, on the Emcor Sale Effective Date and at the Borrower's expense, such releases, stock certificates and other documents as are reasonable requested by the Borrower to evidence the release of the Collateral pledged by the Subsidiaries listed on Exhibit 8.2(d), the release of the pledge by Borrower of the stock of each such Subsidiary, and the release of such Subsidiaries from their respective obligations under the Guaranty and other Loan Documents.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                     COMPANY:

                                     COMFORT SYSTEMS USA, INC.



                                     By:
                                         ---------------------------------------
                                         J. Gordon Beittenmiller
                                         Executive Vice President and
                                         Chief Financial Officer

                                       CREDIT SUPPORT PARTIES AND GUARANTORS:

                                       ACI MECHANICAL, INC.
                                       ACCU-TEMP GP, INC.
                                       ACCU-TEMP LP, INC.
                                       ACCU-TEMP, LLC, by Accu-Temp LP, Inc.,
                                       managing member
                                       AIR SOLUTIONS USA, INC.
                                       AMERICAN MECHANICAL INC.
                                       ARC COMFORT SYSTEMS USA, INC. (fka
                                       American Refrigeration Contractors, Inc.)
                                       BATCHELOR'S MECHANICAL CONTRACTORS, INC.
                                       BCM CONTROLS CORPORATION
                                       CARSON BROTHERS, INC.
                                       CEL, INC. (Casey Electric)
                                       CENTRAL MECHANICAL CONSTRUCTION CO., INC.
                                       CENTRAL MECHANICAL, INC.
                                       COMFORT SYSTEMS USA G.P., INC.
                                       COMFORT SYSTEMS USA (ARKANSAS), INC. (fka
                                       River City Mechanical, Incorporated)
                                       COMFORT SYSTEMS USA (BRISTOL), INC. (fka
                                       Fred Hayes Mechanical Contractors, Inc.)
                                       COMFORT SYSTEMS USA (CLEVELAND), INC.
                                       (fka Tech Heating and Air Conditioning,
                                       Inc.)
                                       COMFORT SYSTEMS USA (HARTFORD), INC. (fka
                                       The Harvey Robbin Company)
                                       COMFORT SYSTEMS USA (INTERMOUNTAIN), INC.
                                       (fka Contract Service, Inc.)
                                       COMFORT SYSTEMS USA (OREGON), INC. (fka
                                       A.C.I. Mechanical USA, Inc.)
                                       COMFORT SYSTEMS USA (PHILADELPHIA), INC.
                                       (fka Lower Bucks Cooling and Heating
                                       Corporation)
                                       COMFORT SYSTEMS USA (SOUTH BOSTON), INC.
                                       (fka Climate Control, Inc.)
                                       COMFORT SYSTEMS USA (SYRACUSE), INC. (fka
                                       Armani Plumbing & Mechanical, Inc.)
                                       COMFORT SYSTEMS USA (TEXAS), L.P., by
                                       Comfort Systems USA G.P., Inc., sole
                                       general partner
                                       COMFORT SYSTEMS USA (TWIN CITIES), INC.
                                       (fka EDS, Inc.)

                                       COMFORT SYSTEMS USA (WESTERN MICHIGAN),
                                       Inc. (restructure River City Mechanical,
                                       Inc. and H&H Plumbing & Heating, Inc.)
                                       CS44 ACQUISITION CORP. (Edmonds/Service
                                       Refrigeration)
                                       DESIGN MECHANICAL INCORPORATED
                                       EASTERN HEATING & COOLING, INC.
                                       EASTERN REFRIGERATION CO., INC.
                                       E.L. PRUITT COMPANY
                                       ESS ENGINEERING, INC.
                                       F&G MECHANICAL CORPORATION
                                       GOTHAM AIR CONDITIONING SERVICE, INC.
                                       GULFSIDE MECHANICAL, INC.
                                       H & M MECHANICAL, INC.
                                       HELM CORPORATION
                                       HELM CORPORATION SAN DIEGO
                                       HESS MECHANICAL CORPORATION
                                       HILLCREST SHEET METAL, INC.
                                       INDUSTRIAL COOLING INC.
                                       J & J MECHANICAL, INC.
                                       JAMES AIR CONDITIONING ENTERPRISE INC.
                                       KILGUST MECHANICAL, INC.
                                       KUEMPEL SERVICE, INC.
                                       LOWRIE ELECTRIC COMPANY, INC.
                                       MANDELL MECHANICAL CORPORATION
                                       MARTIN HEATING, INC.
                                       MAXIMUM REFRIGERATION & AIR CONDITIONING
                                       CORP.
                                       MEADOWLANDS FIRE PROTECTION CORP.
                                       MECHANICAL SERVICE GROUP, INC. (Page)
                                       MJ MECHANICAL SERVICES, INC.
                                       NEEL MECHANICAL CONTRACTORS, INC.
                                       NOGLE & BLACK MECHANICAL, INC.
                                       NORTH AMERICAN MECHANICAL, INC.
                                       NORTH JERSEY MECHANICAL CONTRACTORS, INC.
                                       OK SHEET METAL AND AIR CONDITIONING, INC.
                                       PLANT SERVICES INCORPORATED
                                       QUALITY AIR HEATING & COOLING, INC.
                                       ROSS & ASSOCIATES, INC.
                                       S&K AIR CONDITIONING CO., INC.
                                       S.I. GOLDMAN COMPANY, INC.
                                       S.M. LAWRENCE COMPANY, INC.

                                       SA ASSOCIATES, INC. (formerly Salmon &
                                       Alder, Inc.)
                                       SALMON & ALDER, LLC, by SA Associates,
                                       Inc., sole member
                                       SEASONAIR, INC.
                                       SOUTHERN BLUEGRASS MECHANICAL, INC.
                                       STANDARD HEATING & AIR CONDITIONING
                                       COMPANY
                                       SUPERIOR MECHANICAL SYSTEMS
                                       TARGET CONSTRUCTION, INC.
                                       TEMP-RIGHT SERVICE, INC.
                                       TEMPRITE AIR CONDITIONING AND
                                       REFRIGERATION, INC.
                                       THE CAPITAL REFRIGERATION COMPANY
                                       THE FAGAN COMPANY
                                       TRI-CITY MECHANICAL, INC.
                                       TROOST SERVICE CO.
                                       WALKER-J-WALKER, INC.
                                       WEATHER ENGINEERING, INC.
                                       WESTERN BUILDING SERVICES, INC.



                                       By:
                                            ------------------------------------
                                            J. Gordon Beittenmiller,
                                            Vice President

                                       ATLAS-ACCURATE HOLDINGS, L.L.C.
                                       ATLAS-ACCURATE HOLDINGS, L.L.C., as the
                                       sole general partner of Accurate Air
                                       Systems, L.P. (restructure of Accurate
                                       Air Systems, Inc.)
                                       Atlas Air Conditioning Company, L.P.
                                       (restructure of Atlas Air Conditioning
                                       Company and Atlas Comfort Services USA,
                                       Inc.)
                                       Border Electric, L.P.
                                       Border Mechanical, L.P.
                                       Mechanical Technical, L.P.
                                       Shambaugh & Son, L.P. (restructure of
                                       Shambaugh & Son,
                                       Inc./Shambaugh & Son Conversion
                                       Corporation)
                                       United Environmental Services, L.P.
                                       (restructure of United Environmental
                                       Services, Inc./UES Conversion
                                       Corporation)



                                       By:  CS48 ACQUISITION CORP., sole member



                                       By:
                                            ------------------------------------
                                            J. Gordon Beittenmiller,
                                            Vice President

                                       ADMINISTRATIVE AGENT/BANK:


Amount of Commitment before the        BANK ONE, NA,
Emcor Sale Effective Date:             as Administrative Agent and Individually
$37,500,000.00                         as a Bank

Amount of Commitment after the
Emcor Sale Effective Date:
$15,000,000.00                         By:
                                                --------------------------------
                                       Name:
                                                --------------------------------
                                       Title:
                                                --------------------------------

                                       SYNDICATION AGENT/BANK:

Amount of Commitment before the        BANKERS TRUST COMPANY,
Emcor Sale Effective Date:             as Syndication Agent and Individually
$29,166,667.00                         as a Bank

Amount of Commitment after the
Emcor Sale Effective Date:
$11,666,667.00                         By:
                                                --------------------------------
                                       Name:
                                                --------------------------------
                                       Title:
                                                --------------------------------

                                       DOCUMENTATION AGENT/BANK:

Amount of Commitment before the        BANK OF AMERICA, N.A. (formerly known as
Emcor Sale Effective Date:             NationsBank, N.A.), as Documentation
$35,416,667.00                         Agent and Individually, as a Bank

Amount of Commitment after the
Emcor Sale Effective Date:
$14,166,667.00                         By:
                                                --------------------------------
                                       Name:
                                                --------------------------------
                                       Title:
                                                --------------------------------

                                       CO-AGENT/BANK:

Amount of Commitment before the        CREDIT LYONNAIS NEW YORK BRANCH,
Emcor Sale Effective Date:             as Co-Agent and Individually as a Bank
$20,833,333.00

Amount of Commitment after the
Emcor Sale Effective Date:
$8,333,333.00                          By:
                                                --------------------------------
                                       Name:
                                                --------------------------------
                                       Title:
                                                --------------------------------

                                       CO-AGENT/BANK:

Amount of Commitment before the        NATIONAL CITY BANK,
Emcor Sale Effective Date:             as Co-Agent and Individually, as a Bank
$20,833,333.00

Amount of Commitment after the
Emcor Sale Effective Date:             By:
$8,333,333.00                                   --------------------------------
                                       Name:
                                                --------------------------------
                                       Title:
                                                --------------------------------

                                       CO-AGENT/BANK:

Amount of Commitment before the        THE BANK OF NOVA SCOTIA,
Emcor Sale Effective Date:             as Co-Agent and Individually, as a Bank
$20,833,333.00

Amount of Commitment after the
Emcor Sale Effective Date:             By:
$8,333,333.00                                   --------------------------------
                                       Name:
                                                --------------------------------
                                       Title:
                                                --------------------------------

                                       BANK:

Amount of Commitment before the        UNION BANK OF CALIFORNIA, N.A.
Emcor Sale Effective Date:
$16,666,667.00

Amount of Commitment after the         By:
Emcor Sale Effective Date:                      --------------------------------
$6,666,667.00                          Name:
                                                --------------------------------
                                       Title:
                                                --------------------------------

                                       BANK:

Amount of Commitment before the        COMERICA BANK
Emcor Sale Effective Date:
$12,500,000.00

Amount of Commitment after the         By:
Emcor Sale Effective Date:                      --------------------------------
$5,000,000.00                          Name:
                                                --------------------------------
                                       Title:
                                                --------------------------------

                                       BANK:

Amount of Commitment before the        BANK POLSKA, KASA OPIEKI S.A., PEKOA
Emcor Sale Effective Date:             S.A. GROUP, NEW YORK BRANCH
$4,166,666.00

Amount of Commitment after the
Emcor Sale Effective Date:             By:
$1,666,666.00                                   --------------------------------
                                       Name:
                                                --------------------------------
                                       Title:
                                                --------------------------------

                                       BANK:

Amount of Commitment before the        FIRSTAR BANK, NATIONAL ASSOCIATION
Emcor Sale Effective Date:
$25,000,000.00

Amount of Commitment after the         By:
Emcor Sale Effective Date:                      --------------------------------
$10,000,000.00                         Name:
                                                --------------------------------
                                       Title:
                                                --------------------------------

                                       BANK:

Amount of Commitment before the        LASALLE BANK NATIONAL ASSOCIATION
Emcor Sale Effective Date:
$16,666,667.00

Amount of Commitment after the         By:
Emcor Sale Effective Date:                      --------------------------------
$6,666,667.00                          Name:
                                                --------------------------------
                                       Title:
                                                --------------------------------

                                       BANK:

Amount of Commitment before the        GENERAL ELECTRIC CAPITAL
Emcor Sale Effective Date:             CORPORATION
$10,416,667.00

Amount of Commitment after the
Emcor Sale Effective Date:             By:
$4,166,667.00                                   --------------------------------
                                       Name:
                                                --------------------------------
                                       Title:
                                                --------------------------------

                                 EXHIBIT 8.2(d)

                              EXCEPTED SUBSIDIARIES


1.       American Mechanical, Inc.

2.       Central Mechanical Construction Co., Inc.

3.       CS48 Acquisition Corp.

4.       E.L. Pruitt Company

5.       F&G Mechanical Corporation

6.       Gotham Air Conditioning Service, Inc.

7.       Hillcrest Sheet Metal, Inc.

8.       Kilgust Mechanical, Inc.

9.       Kuempel Service, Inc.

10.      Lowrie Electric Company, Inc.

11.      Mandell Mechanical Corporation

12.      Maximum Refrigeration & Air Conditioning Corp.

13.      Meadowlands Fire Protection Corp.

14.      NJM Service Co.

15.      Nogle & Black Mechanical, Inc.

16.      North Jersey Mechanical Contractors, Inc.

17.      Temprite Air Conditioning and Refrigeration, Inc.

18.      The Fagan Company

19.      Walker-J-Walker, Inc.

20.      Shambaugh & Son, L.P.

21.      Border Electric Co., L.P.

22.      Border Mechanical Co., L.P.

23.      CSUSA Holdings L.L.C.



                             Exhibit 8.2(d) - Page 1

                                  SCHEDULE 6.16

                    SUBSIDIARIES OF COMFORT SYSTEMS USA, INC.


   ENTITY                                                       PRINCIPAL BUSINESS               PHONE                FAX
   NUMBER                    NAME OF ENTITY                           ADDRESS                    NUMBER              NUMBER
------------       ------------------------------------- --------------------------------- -------------------   --------------
     1.            ACI Mechanical, Inc.                  3116 S. Duff Ave.                    515-232-1236        515-232-0136
                                                         Ames, IA  50010
                                                                    ---
                                                         P.O. Box 192
                                                         Ames, IA 50010-0192

     2.            A.C.I. Mechanical USA, Inc.           12300 S.W. 69th Avenue               503-598-4798        503-639-0498
                                                         Tigard, OR 97223

     3.            Accurate Air Systems, L.P.            9745 Bent Oak                        713-856-5550        713-856-9720
                   (restructure of Accurate Air          Houston, TX  77040
                   Systems, Inc)

     4.            Accu-Temp GP, Inc.                    777 Post Oak Blvd                    713-830-9600        713-830-9696
                                                         Suite 500                            800-723-8431
                                                         Houston, TX 77056

     5.            Accu-Temp LP, Inc.                    660 Virginia Ave.                    317-638-5363        317-264-3571
                                                         Indianapolis, IN  46203

     6.            Accu-Temp, LLC                        660 Virginia Ave.                    317-638-5363        317-264-3571
                                                         Indianapolis, IN  46203

     7.            Air Solutions USA, Inc.               4038 East Superior Avenue            602-437-4822        602-437-4824
                                                         Bldg. 2, Suite 103
                                                         Phoenix, Arizona 85040

     8.            Air Temp, Inc.                        11 Wallace Ave.                      207-774-2300        207-871-1345
                                                         S. Portland, ME 04106

     9.            American Refrigeration Contractors,   1110 East Douglas Ave.               559-627-2653        559-627-3549
                   Inc.                                  Visalia, CA  93292

     10.           Atlas-Accurate Holdings, L.L.C.       777 Post Oak Blvd                    713-830-9600        713-830-9696
                                                         Suite 500                            800-723-8431
                                                         Houston, TX 77056

     11.           Atlas Air Conditioning Company,       4133 Southerland                     713-460-7300        713-460-7301
                   L.P. (restructure of Atlas Air        Houston, TX  77092
                   Conditioning Company)

     12.           Batchelor's Mechanical Contractors,   3110 Old Shell Rd.                   334-470-6800        334-479-7743
                   Inc.                                  Mobile, AL  36607

     13.           BCM Controls Corporation              19 Wheeling Ave.                     781-933-8878        781-932-3856
                                                         Woburn, MA  01801

     14.           Carson Brothers, Inc.                 1639 Montana 35                      406-752-2778        406-257-0381
                                                         Kalispell, MT 59901

     15.           CEL, Inc. (Casey Electric)            710 Airways Blvd.                    901-424-7741        901-424-7945
                                                         Jackson, TN  38301


                             Schedule 6.16 - Page 1

   ENTITY                                                       PRINCIPAL BUSINESS               PHONE                FAX
   NUMBER                    NAME OF ENTITY                           ADDRESS                    NUMBER              NUMBER
------------       ------------------------------------- --------------------------------- -------------------   --------------
     16.           Central Mechanical, Inc.              2826 Mine & Mill Road,               941-666-5377        941-667-1063
                                                         Lakeland, FL  33801
                                                                       ---
                                                         P.O. Box 7073,
                                                         Lakeland, FL 33807-7073

     17.           Climate Control, Inc.                 1057 Bill Tuck Highway               804-572-6986        804-572-8935
                                                         So. Boston, VA  24592

     18.           Comfort Systems USA (Arkansas),       P.O. Box 16620                      (501) 834-3320      (501) 834-5416
                   Inc. (fka River City Mechanical       North Little Rock, AR 72231
                   Incorporated)
                                                         4806 Rixey Road
                                                         North Little Rock, AR 72117

     19.           Comfort Systems USA (Bristol), Inc.   294 Blevins Blvd.                    540-669-3138        540-669-5620
                   (fka Fred Hayu Mechanical             Bristol, VA  24202                   800-688-3138
                   Contractors, Inc.)                                  ---
                                                         P.O. Box 757
                                                         Bristol, VA 24203-0757

     20.           Comfort Systems USA (Cleveland),      30300 Bruce Industrial Parkway       440-248-9144        440-248-0473
                   Inc. (fka Tech Heating and Air        Solon, OH  44139                     800-203-9144
                   Conditioning, Inc.)

     21.           Comfort Systems USA (Florida), Inc.   1026 Szvage Court                    407-265-1480        407-265-9771
                                                         Longwood, FL 32750

     22.           Comfort Systems USA G.P., Inc.        777 Post Oak Blvd                    713-830-9600        713-830-9696
                                                         Suite 500                            800-723-8431
                                                         Houston, TX 77056

     23.           Comfort Systems USA (Hartford),       50 Banker Hollow Road, Suite A       860-687-9912        860-687-9918
                   Inc. (fka The Harvey Robbin Company)  Windsor, CT 06095

     24.           Comfort Systems USA                   3222 Washington Street               801-484-4402        801-484-0652
                   (Intermountain), Inc. ((fka           250W
                   Conntract Service, Inc.               Salt Lake City, UT  84115
                   CSI/Bonneville)
                                   ---                                 ---
                   Pond's Plumbing Operations
                                   ---
                   Applied Temperature Control
                   Operations

     25.           Comfort System USA National Service   3976 Southern Ave.                   513-271-6500        513-271-4676
                   Organization, Inc.                    Cincinnati, OH  45227


                             Schedule 6.16 - Page 2

   ENTITY                                                       PRINCIPAL BUSINESS               PHONE                FAX
   NUMBER                    NAME OF ENTITY                           ADDRESS                    NUMBER              NUMBER
------------       ------------------------------------- --------------------------------- -------------------   --------------
     26.           Comfort Systems USA (Philadelphia),   1961 Hartel St.                      215-943-6700        215-943-8409
                   Inc. (fka Lower Bucks Heating and     Levittown, PA 19021
                   Colling, Inc../Ameritch)

     27.           Comfort Systems USA (Syracuse),       6500 New Venture Gear Drive          315-425-7100        315-471-6857
                   Inc. (fka Armani Plumbing &           Syracuse, NY 13057
                   Mechanical, Inc., abj Fire
                   Protection and Woodcock &
                   Associates.)

     28.           Comfort Systems USA (Texas), L.P.     777 Post Oak Blvd                    713-830-9600        713-830-9696
                                                         Suite 500                            800-723-8431
                                                         Houston, TX 77056

     29.           Comfort Systems USA (Twin Cities),    2611 Hamline Ave. North              651-697-7200        651-697-7201
                   Inc. EDS, Inc. (fka EDS, Inc.)        Suite 150
                   [Energy Development Services}         Roseville, MN  55113

     30.           CS44 Acquisition Corp.                1208 First Street                    281-446-4355        281-446-4294
                   (Edmonds/Service Refrigeration)       Suite B
                                                         Humble, TX  77338

     31.           Design Mechanical Incorporated        5637 Arapahoe Rd.                    303-449-2092        303-449-8739
                                                         Boulder, CO  80303

     32.           Eastern Heating & Cooling, Inc.       880 Broadway                         518-465-8878        518-465-0542
                                                         Albany, NY  12207-1316

     33.           Eastern Refrigeration Co., Inc.       880 Broadway                         518-465-8878        518-465-0542
                                                         Albany, NY  12207-1316

     34.           ESS Engineering, Inc.                 2141 East Broadway, Suite 211        480-784-4500        480-784-4800
                                                         Tempe, AZ 85282

     35.           FIX Reinsurance Corporation           156 College Street                   802-658-9405        802-658-0112
                                                         Burlington, Vermont 05401

     36.           Fred Hayes Mechanical Contractors,    777 Post Oak Blvd.                   713-830-9650        713-830-9659
                   Inc.                                  Suite 500
                                                         Houston, TX 77056

     37.           Gulfside Mechanical, Inc.             435 Corday St.                       850-484-4999        850-484-4951
                                                         Pensacola, FL  32503

     38.           H & H Plumbing & Heating, Inc.        421 North Lafayette St.              800-968-3111        616-754-8220
                                                         Greenville, MI  48838

     39.           H & M Mechanical, Inc.                135 Belcher Drive                    205-664-0620        205-663-1312
                                                         Pelham, AL  35124

     40.           Helm Corporation                      2686 S. Tejon St.                    303-936-9133        303-936-9205
                                                         Englewood, CO  80110

                             Schedule 6.16 - Page 3

   ENTITY                                                       PRINCIPAL BUSINESS               PHONE                FAX
   NUMBER                    NAME OF ENTITY                           ADDRESS                    NUMBER              NUMBER
------------       ------------------------------------- --------------------------------- -------------------   --------------
     41.           Helm Corporation San Diego            650 Alpine Way                       760-738-0233        760-738-6032
                                                         Escondido, CA  92029-6703

     42.           Hess Mechanical  Corporation          9600 Fallard Ct.                     301-856-4700        301-856-4720
                                                         Upper Marlboro, MD 20772

     43.           Industrial Cooling Inc.               30 S. Ocean Ave.                     516-546-0202        516-867-7725
                                                         Suite 304
                                                         Freeport, NY 11520

     44.           J & J Mechanical, Inc.                4006 South Brook                     502-363-2654        502-361-0426
                                                         Louisville, KY 40214

     45.           James Air Conditioning Enterprise     Carr #1KM.-  23 HM.0 B.O.            787-789-0904        787-789-0916
                   Inc.                                  Rio Guaynabo, PR  00970
                                                                       ---
                                                         P.O. Box 4956
                                                         Suite 1134
                                                         Caguas, PR 00726-4956

     46.           Martin Heating, Inc.                  1655 W. High School Rd.              307-733-3755        307-733-4554
                                                         Jackson Hole, WY  83001

     47.           MDC Service Corporation               8425 W. Elowin Court                 559-651-8040        559-651-0662
                                                         Visalia, CA 9391                     800-366-3316

     48.           Mechanical Service Group, Inc.        12165 Metro Parkway, #28             941-561-2777        941-561-2334
                   (Page)                                Fort Myers, FL  33912

     49.           Mechanical Technical Services, L.P.   7808 Danz Blvd.                      512-929-7090        512-929-7197
                                                         Austin, TX 78724

     50.           MJ Mechanical Services, Inc.          2040 Military Rd.                    716-874-9200        716-874-6438
                                                         Tonawanda, NY  14150
                                                                       ---
                                                         J.M. State Refrigeration             716-693-7293        716-693-8953
                                                         Operations-
                                                         300 Fire Tower Drive
                                                         Tonawanda, NY 14151

     51.           Neel Mechanical Contractors, Inc.     250 Commercial Drive                 912-226-2743        912-226-2747
                                                         Thomasville, GA 31757

     52.           North American Mechanical, Inc.       6135 North American Lane             608-241-4328        608-241-2710
                                                         De Forest, WI  53532

     53.           OK Sheet Metal and Air                1801 Art St.                         805-589-6713        805-589-4681
                   Conditioning, Inc.                    Bakersfield, CA 93312

     54.           Outbound Services, Inc.               23521 Paseo de Valencia,             949-597-3100        949-597-3154
                                                         Ste. 304
                                                         Laguna Hills, CA 92653

                             Schedule 6.16 - Page 4

   ENTITY                                                       PRINCIPAL BUSINESS               PHONE                FAX
   NUMBER                    NAME OF ENTITY                           ADDRESS                    NUMBER              NUMBER
------------       ------------------------------------- --------------------------------- -------------------   --------------
     55.           Plant Services Incorporated           21220 N. Brady Street                319-386-3239        319-386-0919
                                                         Davenport, IA 52804


     56.           Quality Air Heating & Cooling,        3395 Kraft Avenue, SE                616-956-0200        616-956-7184
                   Inc.                                  Grand Rapids, MI  49512

     57.           River City Mechanical, Inc.           5325 Six Mile Court                  616-785-1311        616-785-1354
                                                         Comstock Park, MI 49321
                                                                       ---
                                                         P.O. Box 503
                                                         Comstock Park, MI 49321

     58.           RMC2 Mechanical Systems, Inc.         622 S. Vinewood Street               760-737-7622        760-737-8419
                                                         Escondido, CA 92029

     59.           Ross & Associates, Inc.               125 Miller Dr.                       901-664-9348        901-664-9436
                                                         Jackson, TN  38301

     60.           S&K Air Conditioning Co., Inc.        1810 East Park Avenue                912-242-8288        912-242-3713
                                                         Valdosta, GA  31602

     61.           S. I. Goldman Company, Inc.           799 Bennett Dr.                      407-830-5000        407-830-5303
                                                         Longwood, FL 32750

     62.           S.M. Lawrence Company, Inc.           245 Preston Street                   901-423-0112        901-423-0572
                                                         Jackson, TN  38301


     63.           SA Associates, Inc. (formerly         623 North 1250 West                  801-295-0184        801-295-3375
                   referred to as Salmon &  Alder,       Centerville, UT  84014
                   Inc.)


     64.           Salmon &  Alder, LLC                  623 North 1250 West                  801-295-0184        801-295-3375
                                                         Centerville, UT  84014

     65.           Seasonair, Inc.                       16001-A Industrial Drive             301-670-4750        301-670-0113
                                                         Gaithersburg, MD  20877

     66.           Sheren Plumbing & Heating, Inc.       81 US 31 S.                          231-943-7916        231-943-9907
                                                         Traverse City, MI 49684

     67.           Southern Bluegrass Mechanical, Inc.   6244 Nashville Blvd.                 270-781-0913        270-842-6590
                                                         Bowling Green, KY  42101

     68.           Standard Heating & Air Conditioning   520 8th Street South                 205-322-2679        205-322-2913
                   Company                               Birmingham, AL  35233-1122

     69.           Superior Mechanical Systems, Inc.     1455 150th Avenue                    510-351-6840        510-481-9224
                                                         San Leandro, CA  94578

     70.           Target Construction, Inc.             901 Northland Drive                  616-866-7728        616-866-4269
                                                         Rockford, MI 49341
                                                                       ---
                                                         P.O. Box 639
                                                         Rockford, MI  49341

                             Schedule 6.16 - Page 5

   ENTITY                                                       PRINCIPAL BUSINESS               PHONE                FAX
   NUMBER                    NAME OF ENTITY                           ADDRESS                    NUMBER              NUMBER
------------       ------------------------------------- --------------------------------- -------------------   --------------
     71.           Temp-Right Service, Inc.              101 North Catlin                     406-728-1111        406-721-2769
                                                         Missoula, MT  59801

     72.           The Capital Refrigeration Company     619 E. Jefferson Street              334-263-0201        334-264-0672
                                                         Montgomery, AL 36104

     73.           Tri-City Mechanical, Inc.             6875 W. Galveston                    480-940-8400        480-961-7200
                                                         Chandler, AZ  85226

     74.           Troost Service Co.                    2535 Three Mile N.W.                 616-735-3535        616-735-1519
                                                         Grand Rapids, MI  49544

     75.           United Environmental Services, L.P.   2500 Market Street                   281-837-0777        281-837-1123
                   (restructure of United                Baytown, TX 77520
                   Environmental Services, Inc./UES
                   Conversion Corporation)

     76.           Weather Engineering, Inc.             4660 Viewridge Avenue                858-541-1885        858-541-1886
                                                         San Diego, CA  92123

     77.           Western Building Services, Inc.       800 E. 64th Avenue Suite 17          303-429-9219        303-853-0067
                                                         Denver, CO  80229
                                                                       ---
                                                         Colorado Plumbing Service            970-625-0766        970-625-0776
                                                         Operations-
                                                         2335 E. 7th St. South,
                                                         Rifle, CO  81650


                             Schedule 6.16 - Page 6